Derivative Financial Instruments and Risk Management Policies	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Derivative Financial Instruments and Risk Management Policies	Derivative financial instruments and risk management policies
The Telefónica Group is exposed to various financial market risks as a result of: (i) its ordinary business activity, (ii) debt incurred to finance its business, (iii) its investments in companies, and (iv) other financial instruments related to the above commitments.
The main market risks affecting the Group companies are as follows:
•Exchange rate risk: arises primarily from: (i) Telefónica’s international presence, through its investments and businesses in countries that use currencies other than the euro (primarily in Latin America, but also in the United Kingdom), (ii) debt denominated in currencies other than that of the country where the business is conducted or the home country of the company incurring such debt , and (iii) for those trade receivables or payables in foreign currency related to the company with the transaction registered.
•Interest rate risk: arises primarily in connection with changes in interest rates affecting: (i) financial expenses on floating-rate debt (or short-term debt likely to be renewed), (ii) the value of long-term liabilities at fixed interest rates and (iii) financial expenses and principal payments of inflation-linked financial instruments, considering interest rate risk as the impact of changes in inflation rates.
•Share price risk: arises primarily from changes in the value of the equity investments (that may be bought, sold or otherwise involved in transactions), from changes in the value of derivatives associated with such investments, from changes in the value of treasury shares and from changes in the value of equity derivatives.
•Liquidity risk: arises due to a mismatch between financing needs (including operating and financial expenses, investment, debt redemptions and dividend commitments) and sources of finance (including revenues, divestments, credit lines from financial institutions and capital market transactions). The cost of finance could also be affected by movements in the credit spreads (over benchmark rates) demanded by lenders.
•Country risk: refers to the possible decline in the value of assets, cash flows generated or cash flows returned to the parent company as a result of political, economic or social instability in the countries where the Telefónica Group operates, especially in Latin America.
•Credit risk: appears when a counterparty fails to meet or delays its payment obligations in accordance with the agreed terms, driving an impairment in an asset due to: (i) solvency issues, or (ii) no intention to pay.
Risk management
The Telefónica Group actively manages these risks through the use of derivatives (primarily on exchange rates, interest rates, credit, share prices and commodities) and by incurring debt in local currencies, where appropriate, with a view to optimize the financial cost and to stabilizing cash flows, the income statement and investments. In this way, it attempts to protect the Telefónica Group’s solvency, facilitate financial planning and take advantage of investment opportunities.
The Telefónica Group manages its exchange rate risk and interest rate risk in terms of net financial debt (including leases under IFRS 16) plus commitments as calculated by the Group. The Telefónica Group believes that these parameters are more appropriate to understand its debt position. Net financial debt and net financial debt plus commitments take into account the impact of the Group’s cash balance and cash equivalents including derivatives positions with a positive value linked to liabilities. Neither net financial debt nor net financial debt plus commitments as calculated by the Telefónica Group should be considered as a substitute for gross financial debt (the sum of current and non-current interest-bearing debt).
For a more detailed description on reconciliation of net financial debt and net financial debt plus commitments to gross financial debt, see Note 2.
Exchange rate risk
The fundamental objective of the exchange rate risk management policy is that, in event of depreciation in foreign currencies relative to the euro, any potential losses in the value of the operating results before depreciation and amortization margin generated by the businesses in such currencies (caused by depreciation in exchange rates of a foreign currency relative to the euro) are offset (to some extent) by savings from the reduction in the euro value of debt denominated in such currencies. This objective is also reflected on the decrease of the sensitivity to exchange rate variations of the net debt to operating results before depreciation and amortization ratio, in order to protect the Group's solvency. The degree of exchange rate hedging varies depending on the type of investment and may easily and actively be adjusted. For transactions of purchase or sale of business in currencies other than euro, additional hedges can be made on the estimated prices of the transactions or on estimated cash flows and operating results before depreciation and amortization.
At December 31, 2024, the net financial debt in Latin American currencies was equivalent to approximately 5,436 million euros (6,535 million euros in 2023). However, the Latin American currencies in which this debt is denominated is not distributed in proportion to the operating results before depreciation and amortization generated in each currency. The future effectiveness of the strategy described above as an economic hedge of exchange rate risks therefore depends on which currencies depreciate relative to the euro.
Telefónica occasionally takes out dollar-denominated debt to hedge the euro-dollar intermediate component in the relation Euro-Latin American currencies, either in Spain (where such debt is associated with an investment as long as it is considered to be an effective hedge) or in the country itself, where the market for local currency financing or hedges may be inadequate or non-existent. At December 31, 2024, the Telefónica Group’s net financial debt denominated in dollars to hedge that component was equivalent to 1166 million euros of asset position (657 million euros of asset position in 2023).
At December 31, 2024, net financial debt in pounds sterling was equivalent to 46 million euros of asset position (82 million euros at December 31, 2023). As a consequence of setting up in June 2021 of the joint venture VMO2, the previous objective of maintaining debt in pounds sterling in the consolidated balance sheet of the Group of twice operating results before depreciation and amortization has been modified, as a result of changing the consolidation method of UK assets (VMO2 is accounted for under the equity method) and incorporating VMO2 to leverage higher than the ratio of twice Debt operating results before depreciation and amortization. The synthetic debt target denominated in pounds will be directly related to the flows that are expected to be repatriated from VMO2.
The Telefónica Group also manages exchange rate risk by seeking to reduce the negative impact of any exchange rate exposure on the income statement, as a result of transactions recognized on the statement of financial position sheet and highly probable transactions, regardless of whether there are open positions. Such open position exposure can arise for any of three reasons: (i) a thin market for local derivatives or difficulty in sourcing local currency finance which makes it impossible to arrange a low-cost hedge (as in Argentina and Venezuela), (ii) financing through intra-group loans, where the accounting treatment of exchange rate risk is different from that for financing through capital contributions, and (iii) as the result of a deliberate policy decision, to avoid the high cost of hedges that are not warranted by expectations or high risk of depreciation.
The main transactions that generate or may generate exchange rate risk (regardless of whether or not they have an impact on the income statement) are, among others, as follows: issues in currencies other than the functional currency of the Group company, highly probable transactions in other currencies, future cash inflows in other currencies, investments and divestments, provisions for collections or payments and collections in foreign currency, the actual value of the investments (subsidiaries) in currencies other than the euro.
In 2024, net foreign exchange results were obtained from the management of the exchange rate (excluding monetary correction) for a total positive net result of 113 million euros (positive net result of 124 million euros in 2023).
The following table illustrates the sensitivity of foreign currency gains and sensitivity losses and of equity to changes in exchange rates, where: a) in calculating the impact on the income statement, the exchange rate position affecting the income statement at the end of 2024 was considered constant during 2025; b) in calculating the impact on equity, only monetary items have been considered, namely debt and derivatives such as hedges of net investment and loans to subsidiaries related to the investment, breakdown of which is considered constant in 2025 and identical to that existing at the end of 2024. In both cases, Latin American currencies are assumed to change their value against the dollar and the rest of the currencies against the euro by 10%.

Millions of euros
Currency	Change	Impact on the consolidated income statement	Impact on consolidated equity
All currencies vs EUR	10%	(42)	(298)
USD vs EUR	10%	(4)	(42)
Other currencies vs EUR	10%	1	—
Latin American currencies vs USD	10%	(39)	(256)
All currencies vs EUR	(10%)	42	298
USD vs EUR	(10%)	4	42
Other currencies vs EUR	(10%)	(1)	—
Latin American currencies vs USD	(10%)	39	256
The Group’s monetary position in Venezuela at December 31, 2024 is a net asset position of 10,207 million Venezuelan digital bolivars equivalent to 120 million euros (19,900 million Venezuelan digital bolivars equivalent to 113 million euros at December 31, 2023). The net monetary position exposure in 2024 has been an asset position, which led to a higher financial expense of 67 million euros due to the effect of the monetary correction for inflation during the year (161 million euros of expense in 2023).
The impact of hyperinflation on the net monetary position of the Group’s subsidiaries in Argentina represents a financial income amounting to 183 million euros in 2024 (48 million euros in 2023 and 39 million euros in 2022 of net result for both periods) and is recorded under Exchange differences in the consolidated income statement.
Interest rate risk
The main objective of the interest rate risk management policy is to bring the Company's financing costs in line with the budget for financial expenses for the current year, as well as the current strategic plan. In accordance with this objective, Telefónica decided to actively adjust the exposure of its debt to interest rates, i.e., the amount of debt that would accrue interest at fixed rates and variable rates.
In order to meet this target, Telefónica mainly carried out the following:
    a) The interest rate of borrowings tied to a variable interest rate was set.
    b) Interest rate fluctuations of debt tied to a variable interest rate were reduced.
    c) Fixed rate debt instruments were converted into variable market rate debt instruments.
These transactions may be carried out against an existing underlying asset or those that are highly likely to take place in the future (for example, a highly probable future issue of debt).
The Telefónica Group’s financial expenses are exposed to changes in interest rates. In 2024 the Euro, Brazilian Real, British Pound, American Dollar, Chilean peso and Colombian peso were the short-term rates that accounted for most of the exposure. In nominal terms, at December 31, 2024, 82.5% of Telefónica’s net financial debt was pegged to fixed interest rates for a period greater than one year, compared to 88.6% in 2023. Of the remaining 17.5% (net debt at floating rates or at fixed rates maturing within one year), no debt had interest rates bounded in a period over one year, the same as on December 31, 2023.
In addition, early retirement and Individual Suspension Plan liabilities (see Note 24) were discounted to present value over the year, based on the curve for instruments with very high credit quality. The variation of interest rates during the year has led to a change in the market value of these liabilities. However, this change was nearly completely offset by a variation in the opposite direction of the market value of the hedges on these positions.
Net financial expenses amounted to 1,789 million euros in 2024, decreasing 115 million euros compared to 2023. The lower amount in 2024 is mainly due to the positive impact of 154 million euros in interest associated with the favorable award relating to the ICSID arbitration procedure initiated by Telefónica, S.A. in 2018 against the Republic of Colombia.
To illustrate the sensitivity of the Company's net financial expense to fluctuations in short-term interest rates, on one hand a 100 basis point increase in interest rates in all currencies in which Telefónica has financial positions at December 31, 2024, and a 100 basis point decrease in all currencies has been assumed, and on the other hand a constant position equal to the position at year-end has been considered.
To calculate the sensitivity of equity to fluctuations in interest rates, on one hand a 100 basis point increase in interest rates in all currencies and in all periods on the yield curve in which Telefónica has financial positions at December 31, 2024, and a 100 basis point decrease in all currencies and all periods was assumed, and on the other hand only positions with cash flow hedges were considered, which are basically the only positions in which changes in market value due to interest rate fluctuations are recognized in equity.

Millions of euros
Change in basis points (bp)	Impact on consolidated income statement	Impact on consolidated equity
+100bp	(41)	533
-100bp	41	(533)
Share price risk
The Telefónica Group is exposed to changes in the value of equity investments, of derivatives associated with such investments, of share-based payments plans, of treasury shares and of equity derivatives over treasury shares.
According to the share-based payments plans (see Note 27), the shares to be delivered to employees under such plan may be either Telefónica, S.A. treasury shares, acquired by itself or any of its Group companies, or newly issued shares. The possibility of delivering shares to beneficiaries of the plans in the future, implies a risk since there could be an obligation to hand over a maximum number of shares at the end of each phase, whose acquisition (in the event of acquisition in the market) in the future could imply a higher cash outflow than required on the start date of each phase if the share price is above the corresponding price on the phase start date. In the event that new shares are issued for delivery to the beneficiaries of the plan, there would be a dilutive effect for ordinary shareholders of Telefónica as a result of the higher number of shares delivered under such plan outstanding.
In 2021, the General Shareholder’s Meeting approved a Long-Term Incentive Plan allocated to Senior Executive Officers of the Telefónica Group consisting of the delivery of shares of Telefónica, S.A. This plan has a total duration of five years and is divided into three mutually exclusive cycles of three years each. Each of the cycles commenced, respectively, in January 2021, 2022 and 2023. The first (2021) of the three cycles matured on December 31, 2023 and the second cycle (2022) matured on December 31, 2024 (see Note 27).
The 2022 Shareholder’s Meeting approved a Global Employee Incentive Share Purchase Plan for shares of Telefónica, S.A. for the Employees of the Telefónica Group, which delivered shares to its participants in 2024 (see Note 27).
Finally in 2024, the General Shareholder’s Meeting approved a Long-Term Incentive Plan allocated to Senior Executive Officers of the Telefónica Group consisting of the delivery of shares of Telefónica, S.A. This plan has a total duration of five years and is divided into three mutually exclusive cycles of three years each. The first cycle is deemed to have started on January 1, 2024 (with delivery of the corresponding shares in 2027).
To reduce the risk associated with variations in share price under these plans, Telefónica could acquire instruments that hedge the risk profile of some of these plans.
In addition, the Group may use part of the treasury shares of Telefónica, S.A. held at December 31, 2024 to cover shares deliverable under the outstanding Plans. The net asset value of the treasury shares could increase or decrease depending on variations in Telefónica, S.A.’s share price.
Liquidity risk
The Telefónica Group seeks to match the schedule for its debt maturity payments to its capacity to generate cash flows to meet these maturities, while allowing for some flexibility. In practice, this has been translated into two key principles:
1.The Telefónica Group’s average maturity of net financial debt is intended to stay above six years or be restored above that threshold in a reasonable period of time if it eventually falls below it. This principle is considered as a guideline when managing debt and access to credit markets, but not a rigid requirement. When calculating the average maturity for the net financial debt, a portion of the undrawn credit lines can be considered as offsetting the shorter debt maturities, and extension options on some financing facilities may be considered as exercised, for calculation purposes.
2.The Telefónica Group must be able to pay all commitments over the next 12 months without accessing new borrowing or tapping the capital markets (drawing upon firm credit lines arranged with banks), assuming budget projections are met.
At December 31, 2024, the average maturity of net financial debt (27,161 million euros) was 11.34 years (including undrawn committed credit facilities).
At December 31, 2024, financial liabilities (Note 18) and lease liabilities (Note 20) scheduled to mature in 2024 amounted to 5,590 and 2,226 million euros, respectively. These maturities are lower than the amount of funds available, calculated as the sum of: a) cash and cash equivalents and current financial assets; b) annual cash generation projected for 2025, and c) undrawn credit facilities arranged with banks whose original maturity is over one year (an aggregate of 10,634 million euros at December 31, 2024), providing flexibility to the Telefónica Group with regard to accessing capital or credit markets in the next two years. For a further description of the Telefónica Group’s liquidity and capital resources in 2024, see Note 18 and Appendix V.
Country risk
The Telefónica Group managed or mitigated country risk by pursuing two lines of action (in addition to its normal business practices):
1.Partly matching assets to liabilities (those not guaranteed by the Parent company) in the Telefónica Group’s Latin American companies such that any potential asset impairment would be accompanied by a reduction in liabilities; and
2.Repatriating funds generated in Latin America that are not required for the pursuit of new, profitable business development opportunities in the region.
Regarding the first point, at December 31, 2024, the Telefónica Group’s Latin American companies had net financial debt not guaranteed by the Parent company of 1,768 million euros, which represents 6.5% of net financial debt of the Group. Nevertheless, in certain countries, such as Venezuela, there is a net cash balance (instead of a net liability balance).
Regarding the net repatriation of funds to Spain, 364 million euros from Latin America companies have been received in 2024. This amount includes aggregate dividend collections of 377 million euros and fees for 266 million euros, partially offset by loans and capital contributions made to subsidiaries in an aggregate amount of 279 million euros.
Credit risk
The Telefónica Group trades in derivatives with creditworthy counterparties. Therefore, Telefónica, S.A. generally trades with credit entities whose “senior debt” ratings are of at least “A-” or in case of Spanish entities in line with the credit rating of the Kingdom of Spain. In Spain, where most of the Group’s derivatives portfolio is held, there are netting agreements with financial institutions, with debtor or creditor positions offset in case of bankruptcy, limiting the risk to the net position. In addition, the CDS (Credit Default Swap) of all the counterparties with which Telefónica, S.A. operates is monitored at all times in order to assess the maximum allowable CDS for operating at any given time. Transactions are generally only carried out with counterparties whose CDS is below the threshold.
Net CVA (CVA+DVA) or Credit Valuation Adjustment is the method used to measure credit risk for both counterparties and Telefónica in order to determine the fair value of the derivatives portfolio. This adjustment reflects the probability of default or the deterioration of the credit quality of both Telefónica and its counterparties. The simplified formula to calculate CVA is Expected Exposure times Probability of Default times Loss Given Default (LGD). In order to calculate these variables standard market practices are used.
At the same time, and in order to address the credit risk, Telefónica considers the use of CDS, novations, derivatives with break clauses and signing CSA's under certain conditions.
For other subsidiaries, particularly those in Latin America, assuming a stable sovereign rating provides a ceiling which is below “A”, trades are with local financial entities whose rating by local standards is considered to be of high creditworthiness.
Meanwhile, with credit risk arising from cash and cash equivalents, the Telefónica Group places its cash surpluses in high quality money-market assets. These placements are regulated by a general framework, revised annually. Counterparties are chosen according to criteria of liquidity, solvency and diversification based on the conditions of the market and countries where the Group operates. The general framework sets: the maximum amounts to be invested by counterparty based on its rating (long-term debt rating) and the instruments in which the surpluses may be invested (money-market instruments). Additionally, for Treasury surpluses managed at Telefónica S.A, a criteria based on CDS is also considered, similar to that used for the selection of counterparties to operate with derivatives, for the selection of counterparties for the placement of those surpluses.
The Telefónica Group considers customer credit risk management as a key element to achieve its business and customer base growth targets in a sustainable way. This management approach relies on the active evaluation of the risk-reward balance within the commercial operations and on the adequate separation between the risk ownership and risk management functions.
Formal delegation of authority procedures and management practices are implemented in the different Group companies, taking into account benchmark risk management techniques, adapted to the local characteristics of each market. Commercial debtors that may cause a relevant impact on the Telefónica Group consolidated financial statements and increased risk profile products - due to customer target, term, channels or other commercial characteristics - are subject to specific management practices in order to mitigate the exposure to credit risk.
This customer credit risk management model is embedded in the day-to-day operational processes of the different companies, where the credit risk assessment guides both the product and services available for the different customers and the collection strategy.
The Telefónica Group’s maximum exposure to credit risk is initially represented by the carrying amounts of the financial assets and the guarantees given by the Telefónica Group.
Several Telefónica Group companies provide operating guarantees granted by external counterparties, which are offered during their normal commercial activity, in bids for licenses, permits and concessions, and spectrum acquisitions. At December 31, 2024, these guarantees amounted to approximately 7,526 million euros (7,316 million euros at December 31, 2023).
Capital management
Telefónica’s corporate finance department takes into consideration several factors for the evaluation of the Telefónica’s capital structure, with the aim of maintaining the solvency and creating value to the shareholders.
The corporate finance department estimates the cost of capital on a continuous basis through the monitoring of the financial markets and the application of standard industry approaches for calculating weighted average cost of capital, or WACC, so that it can be applied in the valuation of businesses in course and in the evaluation of investment projects. In addition, Telefónica also uses as reference net financial debt (excluding items of a non-recurring or exceptional nature) that allows for a comfortable investment grade credit rating as assigned by credit rating agencies, aiming at protecting credit solvency and making it compatible with alternative uses of cash flow that could arise at any time.
These general principles are refined by other considerations and the application of specific variables, such as country risk in the broadest sense, or the volatility in cash flows generation that are considered, when evaluating the financial structure of the Telefónica Group and its different areas.
Interest rate benchmark reform and associated risks
In 2022, the transition was made to the new reference indices affected as of December 31, 2022 (GBP Libor and CHF Libor) and in June 2023 the one related to USD Libor. Due to the need to incorporate substitute indices (known as fallbacks) of the reference rates used in the contracts, in 2021 Telefónica, S.A. decided not to adhere to the ISDA Protocol and has since negotiated bilateral contracts with each affected counterparty. Thanks to the decisions agreed in 2021 to manage the changes in Libor, there have been no impacts from these changes, no contractual modifications of derivative instruments or impact on hedging relationships directly affected by the reform. Thus, as of June 2023, all Libor indices have been replaced by Libor Fallbacks for the entire portfolio outstanding on that date.
Derivatives policy
At December 31, 2024, the nominal value of outstanding derivatives with external counterparties amounted to 84,933 million euros equivalent, a 4.7% increase from December 31, 2023 (81,097 million euros equivalent). This figure is inflated by the use in some cases of several levels of derivatives applied to the nominal value of a single underlying liability. For example, a foreign currency loan can be hedged into floating rate, and then each interest rate period can be fixed using a fixed rate hedge, or FRA (Forward Rate Agreement) The high volume is also due to the fact that when a derivative transaction is canceled, the company may either cancel the derivative or take the opposite position, which cancels out the variability thereof. The second option is usually chosen in order to cut costs. Even using such techniques to reduce the position, it is still necessary to take extreme care in the use of derivatives to avoid potential problems arising through error or a failure to understand the real position and its associated risks.
The main principles in the management of derivatives are detailed below:
1) Derivatives based on a clearly identified hedged items.
Telefónica’s derivatives policy emphasizes the following points:
•Acceptable underlyings include assets and liabilities, profits, revenues and cash flows in either a company’s functional currency or another currency. These flows can be contractual (debt and interest payments, settlement of foreign currency payables, etc.), reasonably certain or foreseeable (PP&E purchases, future debt issues, commercial paper programs, etc.). The acceptability of an underlying asset in the above cases does not depend on whether it complies with accounting rules requirements for hedge accounting, as is required in the case of certain intra-group transactions, for instance. Parent company investments in subsidiaries with functional currencies other than the euro also qualify as acceptable underlying assets.
•Economic hedges are hedges that have a designated underlying asset and that, under certain circumstances, may offset the changes in the value of the underlying asset. These economic hedges may not always meet the requirements to be treated as hedges for accounting purposes. The decision to arrange these hedges if they do not meet certain requirements will depend on the marginal impact on the income statement and, therefore, on how far this may compromise the goal of having a stable income statement. In any case, the changes are recognized in the income statement.
2) Matching of the hedged item to one side of the derivative.
This matching basically applies to foreign currency debt and derivatives hedging foreign currency payments by Telefónica Group subsidiaries. The aim is to eliminate the risk arising from changes in foreign currency interest rates. Nonetheless, even when the aim is to achieve perfect hedging for all cash flows, the lack of liquidity in certain markets, especially in Latin American currencies, has meant that historically there have been mismatches between the terms of the hedges and those of the debts they are meant to hedge. The Telefónica Group intends to reduce these mismatches, provided that doing so does not involve disproportionate costs. In this regard, if adjustment does prove too costly, the financial timing of the underlying asset in foreign currency will be modified in order to minimize interest rate risk in foreign currency.
In certain cases, the timing of the underlying as defined for derivative purposes may not be exactly the same as the timing of the contractual underlying.
3) Matching the company contracting the derivative and the company that owns the hedged item.
Generally, the aim is to ensure that the hedging derivative and the hedged asset or liability belong to the same company. Sometimes, however, the holding companies (Telefónica, S.A. and Telefónica Latinoamérica Holding, S.L.) have arranged hedges on behalf of a subsidiary that owns the underlying asset. The main reasons for separating the hedge and the underlying asset were the chance of differences in the legal validity of local and international hedges (as a result of unforeseen legal changes) and the different credit ratings of the counterparties (of the Telefónica Group companies as well as those of the banks).
4) Ability to measure the derivative’s fair value using the valuation systems available to the Telefónica Group.
Telefónica uses several tools to evaluate and manage the risk involved in derivatives and debt. Among these tools are the Calypso system, extensively used in various financial institutions, and the specialized libraries in the MBRM financial calculation, both of which are widespread throughout the market and have shown proven reliability. In order to perform these calculations, customary market techniques are used when configuring the calculation methods, and information from money market curves is used on a daily basis as market inputs (swaps, depos, FRA, etc.) for interest rates, official fixings for exchange rates and the interest rates and volatility matrices for interest and exchange rates that are listed in the multi-contributor systems, Reuters and Bloomberg. For those yield curves that are less liquid or whose prices published in Reuters and Bloomberg are considered not to adequately reflect the market situation, these curves will be requested from relevant banks in these markets.
5) Sale of options only when there is an underlying exposure.
Telefónica considers the sale of options when: i) there is an underlying exposure (on the consolidated statement of financial position or associated with a highly probable cash outflow) that would offset the potential loss for the year if the counterparty exercised the option. This exposure does not have to be treated as a purchased option, but rather it can be another type of hedged item (in these cases, hedge accounting does not apply since this hedging instrument does not meet the criteria required by accounting standards to treat the sale of options as hedging instruments), or ii) the option is part of a structure in which another derivative offsets any loss. The sale of options is also permitted in option structures where, at the moment they are taken out, the net premium is either positive or zero.
For instance, it would be possible to sell short-term options on interest rate swaps that entitle the counterparty to receive a certain fixed interest rate, below the level prevailing at the time the option was sold. This would mean that if rates fell and the counterparty exercised its option, the Group would swap part of its debt from floating rate to a lower fixed rate, having received a premium.
6) Hedge accounting.
The main risks that may qualify for hedge accounting are as follows:
•Variations in market interest rates (either money-market rates, credit spreads or both) that affect the value of the underlying asset or the measurement of the cash flows.
•Variations in exchange rates that change the value of the underlying asset in the company’s functional currency and affect the measurement of the cash flow in the functional currency.
•Variations in the valuation of any financial asset, particularly shares of companies included in the portfolio of “Equity instruments”.
•Variations in the price of commodities related to contracts that the Group has with third parties.
Regarding the underlying:
•Hedges can cover all or part of the value of the underlying.
•The risk to be hedged can be for the whole period of the transaction or for only part of the period.
•The underlying may be a highly probable future transaction, or a contractual underlying (loan, foreign currency payment, investment, financial asset, etc.) or a combination of both that defines an underlying with a longer term.
The main coverage instruments used are:
•Forwards / NDF: they are used mainly for exchange rate hedges related to commercial positions in foreign currency. They can also be used to hedge financing in foreign currency and net investment hedge in foreign currency.
•Exchange Rate Options: in some cases, this type of instruments can be used linked to future CapEx and OpEx operations and investments and divestments in foreign currency.
•Spots: for purchases and sales of currencies that are made same day value or two days’ value. Generally used for operational needs or for divestments of operations in foreign currency.
•Currency swaps: this type of transaction is generally executed to hedge bonds issuance or loans issued in foreign currency or net investment hedge.
•Interest Swaps / Interest Rate Options: these instruments are used to manage the interest rate of the debt portfolio. Their use of them is ruled by the Financial Expenses Budget with the objective of its fulfillment. Both the volume to be contracted and the maturity of these products are determined by the underlying assets to be hedged.
It is possible that in several markets the maturity, as well as the low liquidity, does not allow to contract a "perfect” hedge, but this circumstance will have to be analyzed case by case.
•CDS: in order to manage the counterparty credit risk or CVA / DVA, CDS operations can be arranged to mitigate this risk.
•Derivatives of Commodities associated to:
▪Price risk hedge (mainly Electricity) associated with the Group's own contracts.
▪Supporting the business lines that may need it and always hedging the commercial risks of the signed contracts. They would be settled by differences, this is, in a non-deliverable format.
•Equity Derivatives: these are derivatives that address strategic decisions or hedging needs, either to hedge future investments or hedge existing risks. They protect Telefónica from the potential appreciation or depreciation in the price of the shares they hold as underlying.
Between the hedged item and the hedging instrument there is an economic relationship, this is, in general terms they move in opposite directions due to the same risk or risk covered. In other words, there must be an expectation that the value of the hedging instrument and the value of the hedged item will change systematically in opposite directions in response to the movements of one of the following elements:
•the same underlying item; or
•Underlying items that are economically related in such sense that they respond similarly to the risk that is being hedged.
Depending on the complexity of the hedge relationship and the way in which the hedge has been structured, a quantitative or qualitative analysis will have to be performed to demonstrate that there is an economic relationship between the hedged item and the hedging instrument.
This may on occasion mean that the hedging instruments have longer terms than the related contractual underlying. This happens when the Telefónica Group enters into long-term swaps, caps or collars to protect the Group against interest rate increases that may raise the financial expense of its promissory notes, commercial paper and some floating rate loans which mature earlier than their hedges. These floating rate financing programs are highly likely to be renewed and Telefónica commits to this by defining the underlying asset in a more general way as a floating rate financing program whose term coincides with the maturity of the hedge. In those cases in which the underlying assets representing the risk hedged are canceled or refinanced early, and if there is an open risk with similar characteristics as the underlying asset that was canceled or refinanced early, either because there is new financing or because there is an underlying asset with similar characteristics and risk profile, the hedge may remain in force with the derivatives assigned thereto and the risk will be subject to the hedge arranged in the aforementioned refinancing. When either of these situations occurs, the effectiveness of the hedge will be reviewed taking into account the new situation.
There can be three types of hedges:
•Fair value hedges.
•Cash flow hedges. Such hedges can be set at any value of the risk to be hedged (interest rates, exchange rates, etc.) or for a defined range (interest rates between 2% and 4%, above 4%, etc.). In this last case, the hedging instrument used is options.
•Hedges of net investment in consolidated foreign subsidiaries. Generally, such hedges are arranged by Telefónica, S.A. and other Telefónica holding companies. Wherever possible, these hedges are implemented through real debt in foreign currency. Often, however, this is not always possible as many Latin American currencies are non-convertible, making it impossible for non-resident companies to issue local currency debt. It may also be that, due to the debt market deepness, the debt in the currency concerned is not enough to accommodate the required hedge, or that an acquisition is made in cash with no need for market financing. In these circumstances derivatives either forwards or cross-currency swaps are mainly used to hedge the net investment.
When using options, forwards or cross-currency swaps as hedging instruments, the exclusion of the time value of the option, the element at maturity of the forward and the currency spread of the cross-currency swap of the hedging relationship are evaluated on a case by case basis, in order to be treated as hedge costs.
Hedges can comprise a combination of different derivatives.
Management of accounting hedges is not static, and the hedging relationship may change before maturity. The interruption of the hedge accounting is possible within the framework of the management of financial risks and described in the internal document of “financial risks management and hedging strategy under IFRS 9”. To gauge the efficiency of transactions defined as accounting hedges, the Group analyzes the extent to which the changes in the fair value or in the cash flows attributable to the hedged item would offset the changes in fair value or cash flows attributable to the hedged risk using a linear regression model prospectively. To evaluate the effectiveness of hedges, under IFRS 9, there is no numerical range under which it is accepted that a hedge is effective and hence the hedge accounting standards are applicable. Therefore, Telefónica considers that if there is an economic relationship, not dominated by changes in credit risk and if the appropriate hedging rationale has been designated, the requirements for effectiveness are met. However, at the moment when ineffectiveness arises, Telefónica will evaluate whether there is still an economic relationship or whether the designated hedging rationale is appropriate. The possible sources of ineffectiveness that Telefónica can have when designing a hedging relationship and that will be considered when establishing the hedging rationale are:
•The hedging instrument and the hedged item have different maturity dates, initial dates, contract dates, repricing dates, etc.
•The hedging instrument starts with initial value and a financing effect is produced.
•When the underlying items have different sensitivity and are not homogeneous, for example EURIBOR 3M versus EURIBOR 6M.
The main guiding principles for risk management are laid down by Telefónica’s Finance Department and implemented by the company financial officers (who are responsible for balancing the interests of each company and those of the Telefónica Group). The Corporate Finance Department may allow exceptions to this policy where these can be justified, normally when the market is too thin for the volume of transactions required or on clearly limited and small risks. New companies joining the Telefónica Group as a result of mergers or acquisitions may also need time to adapt.
7) Cancellation of derivatives.
When a derivative transaction is canceled, the Company may:
•Cancel the derivative and pay its market value.
•Take the opposite position which cancels out the variability thereof, if cancellation costs are high or if it is recommended for operating or business reasons.
Breakdown of financial results
The breakdown of the financial results recognized in 2024, 2023 and 2022 is as follows:

Millions of euros	2024	2023	2022
Interest income	486	516	384
Dividends received	39	29	25
Other financial income	326	349	894
Subtotal	851	894	1,303
Changes in fair value of asset derivatives at fair value through profit or loss	145	114	377
Changes in fair value of liability derivatives at fair value through profit or loss	(88)	(42)	(861)
Changes in the fair value of debt instruments and other assets at fair value to profit or loss	4	4	8
Transfer from equity of results of cash flow hedges - future cash flows that are no longer expected to happen	—	—	(2)
(Loss)/Gain on fair value hedges	(226)	246	(1,818)
Gain/(loss) on adjustment to items hedged by fair value hedges	224	(292)	1,763
Subtotal	59	30	(533)
Interest expenses	(1,796)	(1,606)	(1,548)
Financial expenses on lease liabilities (see Note 20)	(512)	(435)	(393)
Ineffective portion of cash flow hedges	(2)	(12)	(15)
Accretion of provisions and other liabilities	(389)	(489)	276
Other financial expenses	(229)	(297)	(317)
Subtotal	(2,928)	(2,839)	(1,997)
Net finance costs excluding foreign exchange differences and inflation adjustments	(2,018)	(1,915)	(1,227)
"Other financial income" in 2024 includes 164 million U.S. dollars (approximately 154 million euros) relating to the favorable award of Telefónica issued by ICSID against the Republic of Colombia (see notes 2, 15 and 29.a). Interest has been calculated from August 29, 2017 at a compound rate of 5% per year.
"Accretion of provisions and other liabilities" in 2024 includes 406 million Brazilian Reais (70 million euros at 2024 average exchange rate) referring to the reversal of the monetary update of the regulatory provisions of Telefónica Brasil reversed after the Concession Migration Agreement signed between Telefónica Brasil and ANATEL (see notes 24.c and 29.a).
"Other financial income" in 2023 included 46 million euros corresponding to the default interest as a result of the final decisions in favor of Telefónica Brazil about the right to deduct the ICMS from the calculation basis of PIS/COFINS (139 million euros in 2022).
"Other financial income" in 2022 included 526 million euros corresponding to delayed interest after the Agreement for the Execution of the Judgment of the Audiencia Nacional issued on October 24, 2022 (see Note 25, Inspections of the tax group in Spain).
"(Loss)/Gain on fair value hedges" includes mainly the impact on income of fair value hedges contracted by Telefónica, S.A., which are similarly reflected under "Gain/(loss) on adjustment to items hedged by fair value hedges" and therefore, have no significant net impact on the consolidated income statement. The movement in both items in 2024 and in 2023 with respect to previous years is the result of the variation of interest rates in the exercise.
Evolution of derivative instruments
The movement of the net position of derivatives during the years ended December 31, 2024 and December 31, 2023 is as follows:

Millions of euros	Movement in 2024	Movement in 2023
Opening balance of assets/(liabilities)	399	1,012
Financing payments	20	(33)
Financing proceeds	(385)	(20)
Interest (proceeds)/payments	(50)	97
Other (proceeds)/payments	123	87
Fair value adjustments through other comprehensive income	1,108	(584)
Movements with a corresponding entry under the income statement	(253)	(57)
Translation differences	40	(115)
Other movements	—	12
Closing balance of assets/(liabilities)	1,002	399
The variation in 2024 represents a increase of 603 million euros of assets (decrease of 613 million euros of assets in 2023) mainly due to the evolution of exchange rate, mainly due to the appreciation of dollar and the depreciation of the Brazilian real, netting the opposite effect due to the increase of interest rates of dollar and decrease of euro. These variations are mostly by a similar impact and in the opposite direction in the hedge accounting of the different issuances and loans in dollar and euro currency of the Telefónica Group.
As of December 31, 2024 the derivatives portfolio amounted to a net positive value of 1,002 million euros (a net positive value of 399 as of December 31, 2023). This amount includes a net positive value of 914 million euros due to hedges (cross currency swaps) to transfer financial debt issued in foreign currency to local currency (a positive value of 135 million euros at December 31, 2023).
The calculation of the fair values of the Telefónica Group’s debt instruments required an estimate, for each currency and counterparty, of a credit spread curve using the prices of the Group’s bonds and credit derivatives.
The derivatives portfolio was measured through the techniques and models normally used in the market, based on money market curves and volatility prices available in the markets. Additionally, the credit valuation adjustment or net CVA per counterparty (CVA+DVA) is calculated on that measurement as the method used to measure the credit risks of the counterparties and also Telefónica for the purpose of adjusting the fair value valuation of the derivatives. This adjustment reflects the possibility of bankruptcy or credit rating impairment of the counterparty and Telefónica.
Derivatives arranged by the Group at December 31, 2024 are detailed in Appendix IV.
The breakdown of Telefónica’s hedges and other derivative instruments at December 31, 2024 and December 31, 2023, their fair value at year-end and the expected maturity schedule is as set forth in the table below:

December 31, 2024
	Notional amount - Maturities (*)					Book value of the derivative and no-derivative instruments (**)
Millions of euros	2025	2026	2027	Later	Total	Non-current asset	Current asset	Non-current liabilities	Current liabilities	Total
Derivative instruments of accounting hedges	(2,724)	2,408	1,293	3,133	4,110	(2,441)	(372)	1,526	67	(1,220)
Interest rate risk	(1,624)	1	1	(4,630)	(6,252)	(322)	(131)	545	20	112
Cash flow hedges	(2,150)	—	—	4,769	2,619	(12)	(22)	129	2	97
Fair value hedges	526	1	1	(9,399)	(8,871)	(310)	(109)	416	18	15
Exchange rate risk	(2,085)	2,331	714	5,324	6,284	(1,594)	(136)	837	43	(850)
Cash flow hedges	101	2,344	714	5,324	8,483	(1,594)	(54)	837	1	(810)
Fair value hedges	494	(13)	—	—	481	—	(12)	—	1	(11)
Net investment in a foreign business hedges	(2,680)	—	—	—	(2,680)	—	(70)	—	41	(29)
Interest rate and exchange rate risk	985	76	578	2,439	4,078	(525)	(105)	144	4	(482)
Cash flow hedges	985	76	472	1,892	3,425	(400)	(104)	64	—	(440)
Fair value hedges	—	—	106	547	653	(125)	(1)	80	4	(42)
Undesignated derivatives	(268)	(866)	(325)	(2,150)	(3,609)	(164)	(89)	339	132	218
Other derivatives of interest rate	(525)	(738)	(325)	(2,150)	(3,738)	(159)	(59)	330	8	120
Other derivatives of exchange rate	(125)	(521)	—	—	(646)	—	(20)	9	9	(2)
Other derivatives	382	393	—	—	775	(5)	(10)	—	115	100
Total derivative instruments	(2,992)	1,542	968	983	501	(2,605)	(461)	1,865	199	(1,002)
No derivatives instruments of accounting hedges (***)	—	—	—	29	29	—	—	29	—	29
Exchange rate risk	—	—	—	29	29	—	—	29	—	29
Fair value hedges	—	—	—	—	—	—	—	—	—	—
Net investment in a foreign business hedges	—	—	—	29	29	—	—	29	—	29
(*) For interest rate hedges, the positive amount is in terms of "fixed payment.” For foreign currency hedges, a positive amount means payment in functional vs. foreign currency.
(**) Positive amounts indicate payables.
(***) Of the hedging instruments that are not derivatives,29 million euros correspond to "Loans and other debts"" (see Note 18).

December 31, 2023
	Notional amount - Maturities (*)					Book value of the derivative and no-derivative instruments (**)
Millions of euros	2024	2025	2026	Later	Total	Non-current asset	Current asset	Non-current liabilities	Current liabilities	Total
Derivative instruments of accounting hedges	(3,225)	873	2,533	4,917	5,098	(1,785)	(272)	1,224	87	(746)
Interest rate risk	(1,190)	(123)	2	(4,070)	(5,381)	(334)	(163)	404	35	(58)
Cash flow hedges	(1,490)	(650)	—	3,532	1,392	(16)	—	83	35	102
Fair value hedges	300	527	2	(7,602)	(6,773)	(318)	(163)	321	—	(160)
Exchange rate risk	(2,115)	—	2,344	6,103	6,332	(1,124)	(69)	711	51	(431)
Cash flow hedges	657	—	2,344	6,038	9,039	(1,124)	(38)	708	20	(434)
Fair value hedges	401	—	—	65	466	—	(5)	3	20	18
Net investment in a foreign business hedges	(3,173)	—	—	—	(3,173)	—	(26)	—	11	(15)
Interest rate and exchange rate risk	80	996	187	2,884	4,147	(327)	(40)	109	1	(257)
Cash flow hedges	80	996	9	2,339	3,424	(281)	(40)	35	1	(285)
Fair value hedges	—	—	178	545	723	(46)	—	74	—	28
Undesignated derivatives	396	(416)	(738)	(1,625)	(2,383)	(155)	(80)	433	149	347
Other derivatives of interest rate	(288)	(525)	(738)	(1,625)	(3,176)	(155)	(54)	399	14	204
Other derivatives of exchange rate	(123)	—	—	—	(123)	—	(14)	—	13	(1)
Other derivatives	807	109	—	—	916	—	(12)	34	122	144
Total derivative instruments	(2,829)	457	1,795	3,292	2,715	(1,940)	(352)	1,657	236	(399)
No derivatives instruments of accounting hedges (***)	—	—	—	27	27	—	—	27	—	27
Exchange rate risk	—	—	—	27	27	—	—	27	—	27
Fair value hedges	—	—	—	—	—	—	—	—	—	—
Net investment in a foreign business hedges	—	—	—	27	27	—	—	27	—	27
(*) For interest rate hedges, the positive amount is in terms of "fixed payment.” For foreign currency hedges, a positive amount means payment in functional vs. foreign currency.
(**) Positive amounts indicate payables.
(***) Of the hedging instruments that are not derivatives, 27 million euros correspond to "Loans and other debts" (see Note 18).
The detail of hedged items by fair value hedges at December 31, 2024 and December 31, 2023 are as follows:

December 31, 2024
	Hedged items carrying amount				Accumulated amount in the hedged item adjusted by fair value hedge (*)
Millions of euros	Interest rate risk	Exchange rate risk	Interest rate and exchange rate risk	Total	Interest rate risk	Exchange rate risk	Interest rate and exchange rate risk	Total	Of which: accumulated amount of any hedge item that have ceased to be adjusted for gains and losses
Assets	55	259	—	314	15	1	—	16	—
Financial assets and other non-current assets	55	13	—	68	15	—	—	15	—
Receivables and other current assets	—	225	—	225	—	1	—	1	—
Other heading of assets	—	21	—	21	—	—	—	—	—
Liabilities	9,195	1,314	1,594	12,103	(89)	15	39	(35)	37
Non-current financial liabilities	9,083	548	1,454	11,085	(89)	—	39	(50)	31
Payables and other non-current liabilities	—	50	—	50	—	1	—	1	—
Current financial liabilities	112	11	140	263	—	—	—	—	—
Payables and other current liabilities	—	705	—	705	—	14	—	14	6
(*) Accumulated amount adjusted by fair value hedge is shown with negative sign when it reduces the value (lowest liability or lowest asset) and viceversa.

December 31, 2023
	Hedged items carrying amount				Accumulated amount in the hedged item adjusted by fair value hedge (*)
Millions of euros	Interest rate risk	Exchange rate risk	Interest rate and exchange rate risk	Total	Interest rate risk	Exchange rate risk	Interest rate and exchange rate risk	Total	Of which: accumulated amount of any hedge item that have ceased to be adjusted for gains and losses
Assets	32	249	—	281	(15)	—	—	(15)	—
Financial assets and other non-current assets	28	96	—	124	(14)	—	—	(14)	—
Receivables and other current assets	—	150	—	150	—	—	—	—	—
Other current financial assets	4	—	—	4	(1)	—	—	(1)	—
Other heading of assets	—	3	—	3	—	—	—	—	—
Liabilities	8,092	1,365	1,495	10,952	153	(8)	34	179	(9)
Non-current financial liabilities	8,009	452	1,397	9,858	153	—	34	187	33
Payables and other non-current liabilities	—	44	—	44	—	(1)	—	(1)	—
Current financial liabilities	83	10	98	191	—	—	—	—	—
Payables and other current liabilities	—	859	—	859	—	(7)	—	(7)	(42)
(*) Accumulated amount adjusted by fair value hedge is shown with negative sign when it reduces the value (lowest liability or lowest asset) and vice versa.
The evolutions of hedges in equity at December 31, 2024 and December 31, 2023 are as follows:

	Derivative instruments				No derivative instruments	Total Gross amount	Tax effect	Total hedges in equity
	Gains (losses) of cash flow hedges			Derivatives - Net investment hedges	No Derivatives - Net investment hedges
Millions of euros	Interest rate risk	Exchange rate risk	Exchange rate and interest rate risks
Balance at 12/31/2023	(56)	441	176	(100)	(11)	450	(137)	313
Changes in the fair value registered in equity	(8)	430	159	382	(1)	962	(252)	710
Transfer to the initial value of hedged item	1	—	2	—	—	3	(1)	2
Transfer to the income statement of the period - the hedged future cash flows are no longer expected to happen	—	—	—	—	—	—	—	—
Transfer to the income statement of the period - the hedged item has affected profit or loss	7	(710)	(166)	—	—	(869)	220	(649)
Total translation differences	3	(1)	—	—	—	2	—	2
Other movements	—	—	—	26	—	26	(16)	10
Balance at 12/31/2024	(53)	160	171	308	(12)	574	(186)	388
Amounts remaining in equity for continuing hedges	(24)	127	240	308	(12)	639
Amounts remaining in equity from any hedging relationship for which hedge accounting is no longer applied	(29)	33	(69)	—	—	(65)
Balance at 12/31/2024	(53)	160	171	308	(12)	574
The total amount of "Transfer to the income statements of the period - the hedged item has affected profit or loss" with an impact on financial results, reported under "Interest expenses" amounted to +229 million euros (+240 million euros in 2023), see detail of "Net finance costs excluding foreign exchange differences and inflation adjustments" in this Note, and in exchange differences amounted to 633 million euros (-324 million euros in 2023).

	Derivative instruments				No derivative instruments	Total Gross amount	Tax effect	Total hedges in equity
	Gains (losses) of cash flow hedges			Derivatives - Net investment hedges	No Derivatives - Net investment hedges
Millions of euros	Interest rate risk	Exchange rate risk	Exchange rate and interest rate risks
Balance at 12/31/2022	(37)	861	210	(30)	(9)	995	(270)	725
Changes in the fair value registered in equity	(49)	(445)	(66)	(66)	2	(624)	155	(469)
Transfer to the initial value of hedged item	1	6	13	—	—	20	(5)	15
Transfer to the income statement of the period - the hedged future cash flows are no longer expected to happen	—	—	—	—	—	—	—	—
Transfer to the income statement of the period - the hedged item has affected profit or loss	32	19	19	—	—	70	(17)	53
Total translation differences	(3)	—	—	(1)	—	(4)	—	(4)
Other movements	—	—	—	(3)	(4)	(7)	—	(7)
Balance at 12/31/2023	(56)	441	176	(100)	(11)	450	(137)	313
Amounts remaining in equity for continuing hedges	(33)	408	250	(100)	(11)	514
Amounts remaining in equity from any hedging relationship for which hedge accounting is no longer applied	(23)	33	(74)	—	—	(64)
Balance at 12/31/2023	(56)	441	176	(100)	(11)	450
The evolution of cost of hedging in equity in 2024 and 2023 are as follows:

	Exchange rate risk	Total gross amount	Tax effect	Total cost of hedging in equity
	Forward element /CBS
Millions of euros	A time - period related hedge item
Balance at 12/31/2022	(25)	(25)	6	(19)
Changes in the fair value registered in equity	79	79	(20)	59
Transfer to the income statement of the period - the hedged item has affected profit or loss	(9)	(9)	2	(7)
Balance at 12/31/2023	45	45	(12)	33
Changes in the fair value registered in equity	168	168	(42)	126
Transfer to the income statement of the period - the hedged item has affected profit or loss	(10)	(10)	3	(7)
Balance at 12/31/2024	203	203	(51)	152
The details of the ineffective portion of accounting hedges with impact on the income statement in 2024 and 2023 are as follows:

2024
Millions of euros	Changes in fair value of the hedging instrument	Changes in the fair value of hedges item for the hedged risk	Ineffective portion hedged registered in the income statement
Interest rate risk	(288)	(289)	1
Cash flow hedges	23	23	—
Fair value hedges	(311)	(312)	1
Exchange rate risk	804	804	—
Cash flow hedges	539	540	(1)
Exchange rate risk - fair value hedges	1	—	1
Net investment hedges	264	264	—
Interest rate and exchange rate risk	179	179	—
Cash flow hedges	179	179	—
Total	695	694	1

2023
Millions of euros	Changes in fair value of the hedging instrument	Changes in the fair value of hedges item for the hedged risk	Ineffective portion hedged registered in the income statement
Interest rate risk	97	98	(1)
Cash flow hedges	(39)	(39)	—
Fair value hedges	136	137	(1)
Exchange rate risk	(702)	(699)	(3)
Cash flow hedges	(409)	(406)	(3)
Net investment hedges	(293)	(293)	—
Interest rate and exchange rate risk	(45)	(35)	(10)
Cash flow hedges	(45)	(35)	(10)
Total	(650)	(636)	(14)